UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 6, 2009, WellCare Health Plans, Inc. (the “Registrant”) received notices from the Centers for Medicare & Medicaid Services (“CMS”) regarding its service area expansion application approval and contract renewal for contracts between CMS and certain wholly-owned subsidiaries of the Registrant (the “CMS Coordinated Care Notices”).  Under the CMS Coordinated Care Notices, WellCare of Connecticut, Inc., WellCare of Florida, Inc., WellCare of Georgia, Inc., Harmony Health Plan of Illinois, Inc., WellCare of Louisiana, Inc., WellCare of New York, Inc., and WellCare of Texas, Inc. (collectively, the “MA Subsidiaries”) will continue to provide Medicare coordinated care plans in each of Connecticut, Florida, Georgia, Illinois, Louisiana, New York, and Texas, respectively.  In addition, under the CMS Coordinated Care Notices, CMS approved the expansion of the MA Subsidiaries into an aggregate of eight additional counties and renewed each contract for a period of one year ending on December 31, 2009.

Included with the CMS Coordinated Care Notices were three addenda to the contracts between CMS and each of the MA Subsidiaries except WellCare of Texas, Inc. (“WC TX”).  The first addendum (the “First Addendum”) contains contractual provisions to implement the requirements of the Medicare Improvements for Patients and Providers Act of 2008 (MIPPA) for Medicare Advantage plans that offer prescription drug benefits.  The second and third addenda require each MA Subsidiary to offer one or more Employer/Union-Only Group MA-Only plans and Employer/Union-Only Group MA-PD plans, respectively, pursuant to waivers granted by CMS under section 1857(i) of the Social Security Act, as amended, and in accordance with Chapter 9 of CMS’ Medicare Managed Care Manual.  The CMS Coordinated Care Notice with respect to WC TX included only the First Addendum.

On January 6, 2009, the Registrant also received notices from CMS regarding its service area expansion application approval and contract renewal for contracts between CMS and each of WellCare Health Insurance of Arizona, Inc. (“WI AZ”), WellCare Health Insurance of Illinois, Inc. (“WI IL”), and WellCare Health Insurance of New York, Inc. (“WI NY”), each a wholly-owned, indirect subsidiary of the Registrant (the “CMS PFFS Notices”), pursuant to which WI AZ, WI IL and WI NY provide Medicare Advantage private fee-for-service (“PFFS”) plans.  Under the CMS PFFS notices, CMS approved the expansion of WI AZ’s PFFS plans into 236 additional counties, the expansion of WI IL’s PFFS plans into 157 additional counties, and the expansion of WI NY’s PFFS plans into four additional counties.  In addition, CMS renewed each contract for a period of one year ending on December 31, 2009.

Included with the CMS PFFS Notices was an addendum to the contracts between CMS and each of WI AZ, WI IL and WI NY.  The addendum contains contractual provisions to implement the requirements of the Medicare Improvements for Patients and Providers Act of 2008 (MIPPA) for PFFS plans that offer prescription drug benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer